Use these links to rapidly review the document
Table of Contents

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ADOLPH COORS COMPANY
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ADOLPH COORS COMPANY
311 10TH STREET
GOLDEN, COLORADO 80401

August 29, 2003

Dear Shareholders:

        You are cordially invited to attend a special meeting of the shareholders of Adolph Coors Company, which will be held at 12:00 noon, local time, on Friday, October 3, 2003, at the 6th Floor Auditorium in the Brewery Complex, 12th and Ford Streets, Golden, Colorado 80401.

        At the special meeting, we will ask you to consider and vote on a proposal to change the state of incorporation of the Company from Colorado to Delaware.

        The reincorporation will not result in any change in the Company's name, headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth. However, we believe it will be beneficial to the Company and its shareholders in the long run to obtain the benefits of Delaware's comprehensive, widely used and extensively interpreted corporate law. We believe the benefits are supported by the fact that more than half of the Fortune 500 publicly traded companies are incorporated in Delaware, and seven of the top ten Colorado-based companies (based on sales and number of employees) are incorporated in Delaware. Coors Brewing Company will continue to be incorporated in Colorado and none of our other subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation. Because of differences between the laws of Colorado and Delaware, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in your rights as shareholders of the Company. The most significant of these changes are discussed in detail in the accompanying proxy statement under "Comparison of Shareholder Rights Before and After the Reincorporation" beginning on page 5. We expect that the reincorporation will be tax-free to you for U.S. federal income tax purposes. Upon completion of the reincorporation, your shares of Class B common stock will continue to trade on the New York Stock Exchange under the symbol "RKY."

        The board of directors of the Company has unanimously approved the reincorporation proposal. Approval of the proposal by shareholders will require the affirmative vote of the holders of a majority of all the votes entitled to be cast by each of Class A common stock and Class B common stock, voting as separate classes.

        Your board of directors recommends that you vote "FOR" the reincorporation in Delaware.

        Your vote is very important, regardless of the number of shares you own.    Whether or not you intend to be present at the special meeting in person, please complete, date and sign the enclosed proxy card and return it in the envelope provided for that purpose. If your shares are held in an account at a brokerage firm or bank, you must instruct the brokerage firm or bank how to vote your shares. I look forward to your support.

                      Sincerely,

                      Peter H. Coors
                      Chairman

ADOLPH COORS COMPANY
311 10th Street
Golden, Colorado 80401
(303) 279-6565

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on Friday, October 3, 2003

To our Shareholders:

        You are cordially invited to attend a special meeting of shareholders of Adolph Coors Company, a Colorado corporation.

When:	Friday, October 3, 2003 at 12:00 noon, local time.
Where:	The 6th Floor Auditorium in the Brewery Complex, 12th and Ford Streets, Golden, Colorado 80401.
Why:
1. To consider and vote on a proposal to reincorporate Adolph Coors Company from the State of Colorado to the State of Delaware. The reincorporation is to be effected pursuant to an Agreement and Plan of Merger by and between Adolph Coors Company and a wholly owned subsidiary of Adolph Coors Company organized under the laws of Delaware, pursuant to which Adolph Coors Company will merge with and into the Delaware subsidiary, and the Delaware subsidiary, named Adolph Coors Company, will be the surviving corporation. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger.

2. To transact such other business as may properly come before the meeting, including any postponement or adjournment thereof to solicit additional proxies in favor of proposal 1 above in the event that there are not sufficient votes for approval of proposal 1 at the meeting.

        Shareholders of record of Adolph Coors Company at the close of business on August 25, 2003, are entitled to vote at the special meeting or any postponements or adjournments thereof.

        Because the shares of our Class A common stock are not publicly traded, the holder of shares of our Class A common stock is entitled to assert dissenters' rights with respect to the reincorporation proposal under the Colorado Business Corporation Act. We do not expect the holder of our Class A common stock to exercise such rights.

        Whether or not you intend to be present at the special meeting in person, we urge you to please complete, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States.

Peter H. Coors Chairman

Golden, Colorado
August 29, 2003

We urge you to complete, date and sign the enclosed proxy
and return it promptly in the enclosed envelope.
The proxy is revocable at any time prior to its use.

ADOLPH COORS COMPANY
311 10th Street
Golden, Colorado 80401
(303) 279-6565

SPECIAL MEETING OF SHAREHOLDERS
Friday, October 3, 2003

PROXY STATEMENT

        This proxy statement is being furnished to holders of Class A common stock, no par value per share ("Colorado Class A Stock"), and Class B common stock, no par value per share ("Colorado Class B Stock"), of Adolph Coors Company, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by our board of directors for use at a special meeting of our shareholders, or any adjournment or postponement thereof, to be held at the 6th Floor Auditorium in the Brewery Complex, 12th and Ford Streets, Golden, Colorado 80401 on Friday, October 3, 2003 at 12:00 noon, local time. This proxy statement and the accompanying form of proxy are being first mailed to our shareholders on or about August 29, 2003.

        The special meeting has been called for the following purposes:

  1.
  To consider and vote on a proposal to reincorporate the Company from the State of Colorado to the State of Delaware. The reincorporation is to be effected pursuant to an Agreement and Plan of Merger by and between the Company and Adolph Coors Company, a Delaware corporation and a wholly owned subsidiary of the Company ("ACC Delaware"), pursuant to which the Company will merge with and into ACC Delaware, and ACC Delaware, named Adolph Coors Company, will be the surviving corporation. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger.

  2.
  To transact such other business as may properly come before the meeting, including any postponement or adjournment thereof to solicit additional proxies in favor of proposal 1 above in the event that there are not sufficient votes for approval of proposal 1 at the meeting.

        Only shareholders of record at the close of business on August 25, 2003 are entitled to vote at the special meeting or any adjournments or postponements thereof. At the close of business on the record date, we had 1,260,000 shares of Colorado Class A Stock and 35,108,072 shares of Colorado Class B Stock that were outstanding and entitled to vote at the special meeting. The Colorado Class A Stock and the Colorado Class B Stock will vote as separate classes on the reincorporation proposal. Each share of Colorado Class A Stock and Colorado Class B Stock is entitled to one vote, and approval of the reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the Colorado Class A Stock and the Colorado Class B Stock, voting as separate classes.

        As of the close of business on the record date, directors and officers of the Company beneficially owned 1,752,489 shares of Colorado Class B Stock, excluding 1,544,573 shares of Colorado Class B Stock that may be acquired upon the exercise of unvested options or pursuant to unvested stock grants.

i

This represents approximately 5% of the voting power of Colorado Class B Stock. As of the close of business on the record date, the Adolph Coors, Jr. Trust beneficially owned 1,260,000 shares of Colorado Class A Stock, representing 100% of the shares and voting power of Colorado Class A Stock, and the Adolph Coors, Jr. Trust, Keystone Financing LLC, a Delaware limited liability company whose members consist of various Coors family trusts and family members ("Keystone"), and Coors family members individually owned approximately 13,000,000 shares of Colorado Class B Stock, representing approximately 37% of the voting power of Colorado Class B Stock. These parties have informed us that they intend to vote all of the shares of Colorado Class A Stock and Colorado Class B Stock beneficially owned by them in favor of the reincorporation proposal.

        Our executive offices are located at 311 10th Street, Golden, Colorado 80401, telephone (303) 279-6565. The shares represented by each valid proxy received in a timely manner will be voted in accordance with the choices you indicate on the proxy. A valid proxy will be voted "FOR" the proposals listed on the proxy card unless otherwise indicated on such proxy card. Shareholders who hold their shares in street name must provide their broker with instructions on how to vote the "street name" shares. A broker will not be permitted to vote on the reincorporation proposal without instructions. If you abstain from voting or you fail to vote, or to instruct your broker how to vote any shares held for you in your broker's name, it will have the same effect as a vote against the reincorporation proposal.

SUMMARY TERM SHEET

        The following is only a summary of certain material information contained in this document. You should carefully review this entire document along with the annexes attached hereto to understand the proposal fully.

  •
  Time and Place of Special Meeting (See cover page, Notice of Special Meeting of Shareholders):  Friday, October 3, 2003 at 12:00 noon, local time, at the 6th Floor Auditorium in the Brewery Complex, 12th and Ford Streets, Golden, Colorado 80401.

  •
  Record Date (See page 1):  You can vote at the special meeting if you owned common stock of Adolph Coors Company at the close of business on August 25, 2003.

  •
  Proposal to be Voted on (See page 2):  We are proposing to change the state of incorporation of Adolph Coors Company from Colorado to Delaware by merging into a wholly owned subsidiary of Adolph Coors Company of the same name, incorporated in Delaware. We sometimes refer to this proposal as the reincorporation proposal.

  •
  Our Reasons for the Reincorporation Proposal (See page 3):  The primary reason for the reincorporation from Colorado to Delaware is to obtain the benefits of Delaware's comprehensive, widely used and extensively interpreted corporation law.

  •
  Our Name in Connection with the Reincorporation:  Our name will not change in connection with the reincorporation; we will continue to be named "Adolph Coors Company." To distinguish between the Company as incorporated in Colorado and the Company as incorporated in Delaware, we sometimes refer in this document to the Company after the reincorporation as "ACC Delaware."

  •
  Effect of Approving the Reincorporation Proposal (See page 5):  If the reincorporation proposal is approved, the reincorporation merger will be consummated and Adolph Coors Company will be incorporated in Delaware. The reincorporation will not change our name, headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth. Our current directors and officers will become the directors and officers of Adolph Coors Company incorporated in Delaware upon effectiveness of the reincorporation. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation proposal.

  •
  Effect of Not Approving the Reincorporation Proposal (See page 5):  If the reincorporation proposal fails to obtain the vote required for approval, the reincorporation merger will not be consummated and Adolph Coors Company will continue to operate as a corporation incorporated in Colorado.

  •
  What You Will Receive in the Reincorporation Merger (See page 4):  You will not need to exchange your existing stock certificates for stock certificates of Adolph Coors Company incorporated in Delaware. Each of your shares of Colorado Class B Stock automatically will be converted into one share of Class B common stock of Adolph Coors Company incorporated in Delaware, and each of your shares of Colorado Class A Stock, with respect to which dissenters' rights are not validly perfected, automatically will be converted into one share of Class A common stock of Adolph Coors Company incorporated in Delaware.

  •
  Effect of the Reincorporation on the Trading of Your Shares of Colorado Class B Stock (See page 3):  At the effective time of the reincorporation merger, your shares of Colorado Class B Stock will become an equivalent number of shares of Class B common stock of Adolph Coors Company incorporated in Delaware and will continue to be listed for trading on the New York Stock Exchange.

  •
  Recommendation of the Board of Directors of the Company (See page 16):  The board of directors of the Company recommends that you vote "For" the reincorporation proposal.

  •
  Vote Required (See page 1):  Approval of the reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the Colorado Class A Stock and the Colorado Class B Stock, voting as separate classes. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the merger agreement.

  •
  How to Vote Your Shares (See pages 1-2):  Complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting. In order to assure that your vote is obtained, please send us your completed, dated and signed proxy even if you currently plan to attend the special meeting in person.

  •
  How to Revoke Your Proxy (See page 2):  You may revoke your proxy either by delivering to the Secretary of Adolph Coors Company a signed notice of revocation or a later dated and properly executed proxy, or by attending the meeting and voting in person.

  •
  Dissenters' Rights (See pages 16-17):  Because the shares of our Colorado Class B Stock are publicly traded, the holders of such shares do not have dissenters' rights in connection with the reincorporation. Because the shares of our Class A common stock are not publicly traded, the holder of such shares is entitled to dissenters' rights under Colorado law in connection with the reincorporation. We do not expect the holder of our Class A common stock to exercise such rights.

  •
  Voting of Shares Held in "Street Name" (See page 1):  Your broker will not be permitted, without your instructions, to vote your shares held in street name on the reincorporation proposal. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker's name, will have the same effect as a vote against the reincorporation proposal.

  •
  Tax Effects of the Reincorporation (See page 16):  We believe that the reincorporation will be tax-free to our shareholders and you will be entitled to the same aggregate basis in the shares of Adolph Coors Company incorporated in Delaware as the aggregate basis you have in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation.

  •
  Changes in Shareholder Rights (See pages 5-15):  After completion of the reincorporation merger, the rights of all shareholders will be governed by Delaware law and by Adolph Coors Company's Delaware certificate of incorporation and bylaws. The most significant changes in shareholders' rights before and after the reincorporation are discussed in detail in "Proposal 1—Reincorporation of Adolph Coors Company as a Delaware Corporation—Comparison of Shareholder Rights Before and After the Reincorporation" on pages 5-15.

  •
  Whom You Should Call with Questions:  If you have further questions, you may contact our proxy solicitor, Georgeson Shareholder Communications Inc. at 1-888-897-6020.

PROXY STATEMENT
Table of Contents

Voting Matters
Record Date; Shares Outstanding and Voting Rights
Quorum and Vote Required
Proxies and Voting Procedures
Proposal 1
General
No Change in Name, Business, Jobs, Physical Location, etc.
Reasons for the Reincorporation
ACC Delaware
The Merger Agreement
Effective Time
Effect of Not Obtaining the Required Vote for Approval
Comparison of Shareholder Rights Before and After the Reincorporation
Federal Income Tax Consequences of the Reincorporation Merger
Accounting Treatment of the Reincorporation Merger
Regulatory Approval
Dissenters' Rights for the Holder of Colorado Class A Stock
Security Ownership of Directors and Executive Officers and Certain Beneficial Owners
Solicitation Procedures
Other Business
Annex A Agreement and Plan of Merger
Annex B Certificate of Incorporation of Adolph Coors Company
Annex C Bylaws of Adolph Coors Company
Annex D Colorado Business Corporation Act

VOTING MATTERS

RECORD DATE; SHARES OUTSTANDING AND VOTING RIGHTS

        Our board of directors has fixed the close of business on August 25, 2003 as the record date for the determination of holders of shares of Colorado Class A Stock and Colorado Class B Stock entitled to receive notice of and to vote at the special meeting or any adjournments or postponements thereof. At the close of business on the record date, the Company had 1,260,000 shares of Colorado Class A Stock and 35,108,072 shares of Colorado Class B Stock that were outstanding and entitled to vote at the special meeting. An additional 377,859 shares of Colorado Class B Stock were reserved for issuance under our employee and director stock option plans as of the close of business on the record date.

        Each outstanding share of Colorado Class A Stock is entitled to one vote. Although the Colorado Class B Stock is typically non-voting, Section 7-117-101 of the Colorado Business Corporation Act (the "CBCA") grants the Colorado Class B Stock the right to vote on a plan of merger such as the merger agreement entered into in connection with the reincorporation proposal. For purposes of voting on the reincorporation proposal at the special meeting, each outstanding share of Colorado Class B Stock is entitled to one vote. Approval of the reincorporation proposal will constitute approval of the reincorporation merger and the merger agreement.

QUORUM AND VOTE REQUIRED

        Under Colorado law and the Articles of Incorporation of the Company, Colorado Class A Stock and Colorado Class B Stock will vote on the reincorporation proposal separately and not as a single class.

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of each of the Colorado Class A Stock and Colorado Class B Stock is necessary to constitute a quorum for each of the Colorado Class A Stock and the Colorado Class B Stock, respectively. Abstentions and broker non-votes will be considered present at the special meeting for the purpose of calculating a quorum. If there are not sufficient votes in attendance at the meeting in person or by proxy to constitute a quorum for approval of any matters to be voted upon at the special meeting, the special meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum.

        Approval of the reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the Colorado Class A Stock and the Colorado Class B Stock, voting as separate classes.

        You may vote in favor of, abstain, or vote against the reincorporation proposal. The reincorporation proposal will only be implemented if we obtain the required shareholder vote of each of Colorado Class A Stock and Colorado Class B Stock.

PROXIES AND VOTING PROCEDURES

        All shares of Colorado Class A Stock and Colorado Class B Stock represented by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted in accordance with the instructions indicated in those proxies. If no specific instructions are given on the proxy card with respect to the matter(s) to be acted upon at the special meeting, shares of Colorado Class A Stock and Colorado Class B Stock represented by a properly executed proxy will be voted "FOR" the proposals set forth on the accompanying proxy card.

        Shareholders who hold their shares through nominees such as a broker or a bank (i.e., in street name) must provide their broker with instructions on how to vote the street name shares. Under the rules of the New York Stock Exchange, Inc. (the "NYSE"), if your broker holds your shares in its name, your broker may not vote your shares on the reincorporation proposal absent instruction from you. Consequently, without your voting instruction on this item, a broker non-vote will occur. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker's name, will have the same effect as a vote against the reincorporation proposal.

        The election inspector appointed for the meeting will tabulate votes cast in person or by proxy at the special meeting. Our transfer agent, Equiserve Trust Company, will act as inspector of election for the special meeting.

        Each proxy should be completed, dated, signed and returned in the envelope provided for that purpose. Proxies properly executed and returned in a timely manner will be voted at the special meeting in accordance with the directions noted in the proxy. Any shareholder giving a proxy has the power to revoke it any time before it is voted, either by delivering to the secretary of the Company a signed notice of revocation or a later dated and properly executed proxy or by attending the special meeting and voting in person. Attendance at the meeting will not in itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our executive offices, Attention: Secretary, or hand delivered to the Secretary of the Company at the address of our executive offices, at or before the vote to be taken at the special meeting. In order to assure that your vote is obtained, please return your properly completed, dated and executed proxy to us even if you currently plan to attend the special meeting in person.

        So far as the Company's board of directors is aware, the proposals set forth in the accompanying proxy card are the only matters to be acted upon at the special meeting. If any other matters are properly brought before the special meeting, including without limitation, a motion to adjourn the special meeting to another time and/or place for the purpose of, among other things, disseminating information regarding material developments relating to the reincorporation proposal, or soliciting additional proxies in favor of approval of the reincorporation proposal, the persons whose names appear on the accompanying proxy card will vote the shares represented by such proxy upon such matters in their discretion; provided, however, that if the Company proposes to adjourn the special meeting for the purpose of soliciting additional votes in favor of the reincorporation proposal, and seeks a vote of shareholders on such adjournment, no proxy that is voted against the last proposal set forth on the proxy card (or on which a shareholder elects to abstain on such matter) will be voted in favor of any adjournment for the purpose of soliciting additional proxies if such proposal to adjourn is made by the Company. Should the special meeting be reconvened, all proxies will be voted in the same manner as they would have been voted when the special meeting was originally convened, except for proxies effectively revoked or withdrawn prior to the time proxies are voted at the reconvened special meeting.

PROPOSAL 1
REINCORPORATION OF ADOLPH COORS COMPANY
IN THE STATE OF DELAWARE

GENERAL

        The Company is primarily engaged in the manufacture, marketing and sale of beer and other beverage products. Its products are available throughout the United States and in more than 30 international markets in North America, Latin America, the Caribbean, Europe and Asia. Its principal subsidiaries are Coors Brewing Company, a Colorado corporation, and Coors Brewers Limited, a company organized under the laws of England and Wales.

        At the special meeting shareholders of the Company will be asked to vote upon the reincorporation of the Company from the State of Colorado to the State of Delaware. The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of August 14, 2003 (the "merger agreement"), by and between the Company and Adolph Coors Company, a Delaware corporation of the same name and a wholly owned subsidiary of the Company. On August 14, 2003, the boards of directors of each of the companies unanimously approved the merger agreement, and subsequently the Company, as the sole stockholder of ACC Delaware, adopted the merger agreement. The merger agreement is attached as Annex A to this proxy statement.

NO CHANGE IN NAME, BUSINESS, JOBS, PHYSICAL LOCATION, ETC.

        The reincorporation merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Shareholder Rights Before and After the Reincorporation." However, the reincorporation merger will not result in any change in name, headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with ACC Delaware. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation merger. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the reincorporation merger as a result of the reincorporation. Upon the effective time of the reincorporation merger, your shares of Colorado Class B Stock will be converted into an equivalent number of shares of Class B common stock of ACC Delaware and such shares will trade on the NYSE under the symbol "RKY."

REASONS FOR THE REINCORPORATION

        Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the "DGCL") is frequently revised and updated to accommodate changing legal and business needs. Almost 60% of the Fortune 500 corporations are incorporated in Delaware, and with the recent acquisition of the Carling business (subsequently named Coors Brewers Limited) in 2002, the Company became a Fortune 500 company. In addition, according to an October 2002 report in the Denver Business Journal, seven of the top ten Colorado-based companies (based on sales and number of employees) are incorporated in Delaware. With the growth of the Company and changes in the composition of our management and board of directors in recent years, we think it will be beneficial to the Company and its shareholders to obtain the benefits of Delaware corporate law.

        In addition, Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the DGCL. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary over matters relating to corporate issues.

        Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Delaware corporate laws, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

        Reincorporation from Colorado to Delaware also may make it easier to attract future candidates willing to serve on our board of directors, because many of such candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

ACC DELAWARE

        ACC Delaware, our wholly owned subsidiary, was incorporated under the DGCL on August 14, 2003 under the name "Adolph Coors Company," exclusively for the purpose of merging with the Company. The address and phone number of ACC Delaware's principal office are the same as those of the Company. Prior to the reincorporation merger, ACC Delaware will have no material assets or liabilities and will not have carried on any business.

        Upon completion of the reincorporation merger, the rights of the stockholders of ACC Delaware will be governed by the DGCL and the certificate of incorporation and the bylaws of ACC Delaware (the "Delaware Certificate of Incorporation" and the "Delaware Bylaws," respectively). The Delaware Certificate of Incorporation and the Delaware Bylaws are attached to this proxy statement as Annexes B and C, respectively.

THE MERGER AGREEMENT

        The merger agreement provides that the Company will merge with and into ACC Delaware, with ACC Delaware being the surviving corporation. Pursuant to the merger agreement, ACC Delaware will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of ACC Delaware for identical terms of office. Our existing subsidiaries will become the subsidiaries of ACC Delaware.

        At the effective time of the reincorporation merger, each outstanding share of Colorado Class A Stock, with respect to which dissenters' rights are not validly perfected, automatically will be converted into one share of Class A stock, par value $0.01, of ACC Delaware ("Delaware Class A Stock"), and each outstanding share of Colorado Class B Stock automatically will be converted into one share of Class B stock, par value $0.01, of ACC Delaware ("Delaware Class B Stock"). You will not have to exchange your existing stock certificates of the Company for stock certificates of ACC Delaware. However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to ACC Delaware's transfer agent for cancellation, and obtain a new Delaware form of certificate.

        At the effective time of the merger, Delaware Class B Stock will be listed for trading on the NYSE and the Colorado Class B Stock will cease to be listed on the NYSE.

        Pursuant to the reincorporation merger, ACC Delaware will assume all of the Company's obligations under the Company's 1990 Equity Incentive Plan, The Coors Stock Unit Plan, the Coors Equity Compensation Plan for Non-Employee Directors, the Deferred Compensation Plan, the Coors Savings and Investment Plan and the Coors 401(k) Savings Plan, each as amended to date (collectively, the "Company stock plans"). Each award of shares of Colorado Class B Stock under the Company stock plans will be converted into an award of shares of Delaware Class B Stock on the same terms and conditions as in effect immediately prior to the reincorporation, and each option to purchase shares of Colorado Class B Stock under the Company stock plans will be converted into an option to purchase the same number of shares of Delaware Class B Stock on the same terms and conditions as in effect immediately prior to the reincorporation. Options and rights granted under the Company stock plans in the future will be for shares of Delaware Class B Stock.

        The merger agreement was unanimously approved by the board of directors of the Company and the board of directors of ACC Delaware and subsequently was adopted by the Company, as the sole stockholder of ACC Delaware. Approval of the reincorporation proposal (which constitutes approval of the merger agreement) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each of the Colorado Class A Stock and the Colorado Class B Stock, voting as separate classes.

EFFECTIVE TIME

        If approved by the requisite vote of the holders of shares of each of Colorado Class A Stock and Colorado Class B Stock, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Colorado (together with the merger agreement) in accordance with Article 7-111-105 of the CBCA and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with §252 of the DGCL. However, the merger agreement may be terminated and abandoned by action of the board of directors of the Company at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of Colorado Class A Stock and Colorado Class B Stock, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of the Company and its shareholders.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

        If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Colorado.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

        Because of differences between the CBCA and the DGCL, as well as differences between the Company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company's shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the CBCA and the DGCL, the Articles of Incorporation of the Company (the "Colorado Articles of Incorporation") and the Bylaws of the Company (the "Colorado Bylaws") and the Delaware Certificate of Incorporation and the Delaware Bylaws. In addition to the changes described below, certain technical changes have been made to the Delaware Certificate of Incorporation and Delaware Bylaws in comparison to the Colorado Articles of Incorporation and Colorado Bylaws to reflect non-material differences between the DGCL and the CBCA. The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

THE COMPANY	ACC DELAWARE

PAR VALUE OF CAPITAL STOCK; SURPLUS; CAPITAL
The concepts of par value, surplus and capital do not exist under the CBCA. Accordingly, none of the shares of capital stock of the Company has a par value.	Delaware law recognizes the concepts of par value, surplus and capital and all shares of the capital stock of ACC Delaware have a par value of $0.01.
VOTING RIGHTS OF 'NON-VOTING' STOCK ON EXTRAORDINARY TRANSACTIONS

Under the CBCA, the holders of Colorado Class B Stock have the right to vote, as a separate class on, among other things, the following two extraordinary transactions: (i) a plan of merger or a plan of share exchange and (ii) a proposal to dissolve the corporation or a proposal to revoke the dissolution of the corporation. In addition, under the Colorado Articles of Incorporation, the holders of Colorado Class B Stock are entitled to vote, as a separate class, on any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company on which the CBCA requires approval by the holders of Colorado Class A Stock, which would include a sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company to any subsidiary of the Company that is not a direct or indirect wholly owned Colorado corporation.
Under the Delaware Certificate of Incorporation, the holders of Delaware Class B Stock retain the same class voting rights that such holders have under the CBCA, except as follows: (i) the right to vote on a "share exchange" was modified to reflect that Delaware does not currently have an equivalent to the Colorado statutory "share exchange" and that to the extent that the DGCL is amended in the future to contain the concept of a statutory share exchange, the holders of Delaware Class B Stock will have a right to vote on a share exchange, (ii) the right to vote on "any sale, lease, exchange or other disposition of all or substantially all of the property and assets" has been modified to delete the words "or other disposition" to conform to the statutory language of the DGCL and (iii) holders of Class B Stock would not have the right to vote on any sale, lease or exchange of all or substantially all of the property and assets of ACC Delaware to an entity wholly owned by ACC Delaware.

As permitted by the CBCA, the Company previously adopted an amendment to the Colorado Articles of Incorporation in May 2001 changing the vote otherwise required by the CBCA in connection with the above actions from two-thirds of the votes entitled to be cast on the matter by each voting group entitled to vote to a majority of the voting power of the votes of each voting group entitled to be cast on the matter.
Under the Delaware Certificate of Incorporation, the vote required for actions on which both the Delaware Class A Stock and the Delaware Class B Stock have the right to vote is the affirmative vote of the holders of a majority of the shares of each class entitled to vote thereon, voting as a separate class and not jointly.
VOTE REQUIRED FOR ELECTION OF DIRECTORS
The Colorado Bylaws provide that a majority of the shares entitled to vote for directors is required in order to elect a director.
The Delaware Bylaws provide that a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

ACTION BY SHAREHOLDERS WITHOUT A MEETING

As required by the CBCA, the Colorado Bylaws provide that (i) any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing and (ii) action by written consent is to be effective as of the date the last writing necessary to effect the action is received by the secretary of the Company, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action.
Consistent with the DGCL which, unlike the CBCA, permits stockholder action to be taken by less than unanimous written consent, the Delaware Bylaws provide that any action that could be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In addition, consistent with DGCL requirements, the Delaware Bylaws contain the following two provisions which are not provided for by the Colorado Bylaws: (i) in order to be effective, all written consents must be delivered to ACC Delaware within 60 days of the earliest dated consent delivered to ACC Delaware, and (ii) prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to ACC Delaware.
REMOVAL OF DIRECTORS

As required by the CBCA, the Colorado Articles of Incorporation and Colorado Bylaws provide that any director may be removed, with or without cause, only by the holders of Colorado Class A Stock and only if the votes cast in favor of removal exceed the votes cast against removal.
The Delaware Certificate of Incorporation and Delaware Bylaws provide the same right of removal of directors as the Colorado Articles of Incorporation and Colorado Bylaws except that the vote required of the holders of Delaware Class A Stock for removal was modified, as required by the DGCL, to a majority vote of the shares of Delaware Class A Stock then entitled to vote at an election of directors.

INDEMNIFICATION

The Colorado Bylaws require that the Company indemnify the following persons, only if such persons acted in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe the person's conduct was unlawful: (i) directors, except with respect to a personal benefit improperly received by such directors and (ii) officers and employees, except with respect to matters in which such officers and employees are adjudged to be liable for their own gross negligence or willful misconduct and except with respect to a personal benefit improperly received by such officers and employees. In addition, as required by the CBCA, the Company is required to give shareholders, with or before the notice for the next shareholders' meeting, a notice of all indemnification of, or advancement of expenses to, directors of the Company in connection with a proceeding by or in the right of the corporation.
The Delaware Bylaws provide that the officers and directors of ACC Delaware are to be indemnified to the fullest extent permitted by Delaware law. The Delaware Bylaws do not contain the following provisions that were expressly required by Colorado law (but not by Delaware law): (i) limiting indemnification of a director or officer with respect to a personal benefit improperly received or (ii) the requirement of a notice to stockholders in the event of indemnification of, or advancement of expenses to, directors of the corporation in connection with a proceeding by or in the right of the corporation. In addition, the Delaware Bylaws do not expressly prohibit indemnification of an officer or employee if the officer or employee is adjudged to be liable for gross negligence or willful misconduct or require that ACC Delaware indemnify employees of ACC Delaware, but instead permit ACC Delaware to indemnify employees when and as authorized by appropriate corporate action using applicable Delaware standards. It should be noted, however, that the Delaware Bylaws are otherwise similar to the Colorado Bylaws with respect to mandatory indemnification by ACC Delaware of directors and officers, and that all such persons must act in good faith and in a manner such persons reasonably believed to be in or not opposed to the best interests of ACC Delaware, and with respect to any criminal proceeding, had no reasonable cause to believe the person's conduct was unlawful.

In addition, the Delaware Bylaws contain the following provisions not currently contained in the Colorado Bylaws: (i) mandatory reimbursement of expenses of directors and officers, upon receipt of an undertaking by such director and officer to repay all amounts advanced if such director and officer is ultimately determined not to be entitled to indemnification by ACC Delaware, (ii) a clarification that any repeal or amendment of the indemnification provisions contained in the Delaware Bylaws will not adversely affect any right or protection in respect of any act or omission occurring prior to the time of such repeal or modification, and (iii) ACC Delaware will provide indemnification to directors and officers with respect to proceedings commenced by the director or officer only if commencement of such proceeding has been authorized by the board of directors of ACC Delaware.
NOTICE OF ADJOURNMENTS AND OTHER ACTIONS

Consistent with the CBCA, the Colorado Bylaws require that (i) if the authorized shares of the Company are to be increased, at least 30 days' notice shall be given to the shareholders of record and (ii) if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the board of directors of the Company), notice shall be given to record holders as of the new record date.
The Delaware Bylaws provide for the same notice requirements as the Colorado Bylaws, except that the set notice period for an increase in the authorized shares was eliminated because Delaware does not require a set notice period notice and the 120-day notice in the case of adjournments was changed to a 30-day notice to reflect Delaware law.

RECORD DATE

Consistent with the CBCA, the Colorado Bylaws provide that with respect to all actions requiring the fixing of a record date (including distributions) other than a shareholder action by written consent, the record date is not to be more than 70 days before the meeting or action requiring a determination of shareholders. With respect to a shareholder action by written consent, the record date is the date on which a writing upon which the action is taken is first received by the Company.
Consistent with the DGCL, the Delaware Bylaws differ with respect to the Colorado Bylaws in the following ways: (i) the Delaware Bylaws provide that the record date is not to precede the date upon which the resolution fixing the record date is adopted by the board of directors, (ii) when applicable, the record date is not to be more than 60 days before the meeting or action requiring determination of stockholders, except in the case of an action by written consent, the record date for which must be not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors, and (iii) in the case of a stockholder meeting, in addition to the maximum limit of the record date being not more than 60 days before the meeting, a minimum limit applies to the record date of not less than 10 days before the meeting.
AMENDMENT TO THE ARTICLES (CERTIFICATE) OF INCORPORATION

Under the CBCA, amendments to the Colorado Articles of Incorporation, other than ministerial amendments authorized by the directors without shareholder action, may be proposed by the board of directors of the Company or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The board of directors of the Company must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.
Under the DGCL, stockholders are not entitled to enact, without any action taken by the board of directors, an amendment to the Delaware Certificate of Incorporation. Amendments to the Delaware Certificate of Incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.
AMENDMENT TO THE BYLAWS
The Colorado Bylaws provide that the board of directors may amend, restate or repeal the bylaws of the Company by the affirmative vote of two-thirds of the full board.
The Delaware Bylaws provide that the board of directors of ACC Delaware may amend, restate or repeal the bylaws of ACC Delaware at any meeting by a majority of the directors present at a meeting at which a quorum is present.

PREFERRED STOCK

The Colorado Articles of Incorporation authorize the board of directors of the Company to issue shares of preferred stock in one or more series, and to fix for each series the number, dividend rights, conditions of redemption, rights on dissolution, voting rights (but only to the limited extent the preferred stock is granted the right to vote by the CBCA), conversion privileges and other rights and limitations to the extent permitted by the CBCA. No shares of preferred stock are currently issued or outstanding.
The Delaware Certificate of Incorporation contains a similar authorization for the board of directors with respect to preferred stock; however, the rights and limitations of the preferred stock are to the fullest extent permitted by Delaware law. Accordingly, the Board is permitted to fix whether or not the holders of shares of a series of preferred stock will have voting rights and the terms of those voting rights, in addition to the voting rights provided by Delaware law. No shares of preferred stock will be issued in connection with the reincorporation.

The authorized shares of preferred stock for both the Company today, and for ACC Delaware after the reincorporation, may be used for any proper corporate purpose approved by the board of directors. Their availability enables the board of directors to act with flexibility and dispatch when favorable capital raising or acquisition opportunities arise which permit the use of equity securities other than common stock. Under certain circumstances, the preferred stock could have anti-takeover effects. The terms of the preferred stock, and in the case of ACC Delaware, the ability of the board of directors to give the preferred stock a wider array of voting rights, could discourage or thwart persons seeking to effect a takeover or otherwise gain control of the Company or ACC Delaware. The use of the preferred stock for such a purpose, however, is unlikely and unnecessary as long as Adolph Coors, Jr. Trust continues to own all of the shares of Class A common stock.

DISSOLUTION

Under the CBCA, the board of directors of the Company may submit a proposal of voluntary dissolution of the Company to the shareholders of the Company entitled to vote thereon. The board of directors of the Company must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the board of directors of the Company determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.
ACC Delaware will be subject to the same voting requirement with respect to a dissolution of ACC Delaware as is the Company but only if the board of directors of ACC Delaware initially approves the dissolution of ACC Delaware. If the board of directors does not approve such dissolution, the stockholder vote required for approving a dissolution of ACC Delaware is a unanimous written consent of all stockholders entitled to vote thereon.
DIVIDENDS

The Colorado Articles of Incorporation permit the board of directors of the Company to declare dividends from funds legally available for that purpose. This provision is subject to the CBCA requirement that the payment of distributions is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend. Because Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the board of directors of the Company.
The Delaware Certificate of Incorporation contains the same provision with respect to declaration of dividends as the Colorado Articles of Incorporation. However, unlike in Colorado, the concepts of par value, capital and surplus are retained in Delaware. The DGCL defines surplus as the excess of the net assets of the corporation over the capital of the corporation. Unless the corporation's board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the shares of stock having par value. Therefore, the provision with respect to dividends in the Delaware Certificate of Incorporation is subject to the DGCL requirement that permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

CORPORATE RECORDS (FORM OF RECORDS)

Under the CBCA, the Company is required to keep as permanent records minutes of all meetings of the shareholders and the board of directors of the Company, a record of all actions taken by the shareholders or the board of directors of the Company without a meeting, a record of all actions taken by a committee of the board of directors of the Company, and a record of all waivers of notices of meetings of shareholders and of the board of directors of the Company or any committee of the board of directors. In addition, the CBCA requires the Company to keep specific records at its principal office, including the Colorado Articles of Incorporation, the Colorado Bylaws and the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years.
Consistent with the DGCL, the Delaware Certificate of Incorporation provides that any records maintained by ACC Delaware in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The DGCL does not require that ACC Delaware keep any specific records at any particular place or for a specific period of time.
EXAMINATION OF BOOKS AND RECORDS

Under the CBCA and the Colorado Bylaws, any record or beneficial shareholder of the Company may, upon 5 days' written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days' written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Company, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person's interests as a shareholder.
Under the DGCL, the inspection rights of the stockholders of ACC Delaware are the same as under Colorado law, except: (i) there is no requirement that a stockholder has been a stockholder for at least 3 months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if ACC Delaware refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

BUSINESS COMBINATION STATUTE
The CBCA does not contain any business combination provisions.
Section 203 of the DGCL provides for a three-year moratorium on certain business combinations with "interested stockholders" (generally, persons who own, individually or with or through other persons, 15% or more of the corporation's outstanding voting stock). However, the DGCL permits a corporation to opt out of the restrictions imposed by Section 203 and ACC Delaware has opted out of Section 203 of the DGCL in its Delaware Certificate of Incorporation.
DISSENTERS' (APPRAISAL) RIGHTS

Under the CBCA, shareholders are entitled to exercise dissenters' rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided.
The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, under the DGCL, stockholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation's assets.

Dissenters' rights in Colorado are available to both record holders and beneficial holders. Only the Adolph Coors, Jr. Trust will be able to exercise dissenters' rights in connection with the reincorporation merger, and the Company does not expect Adolph Coors, Jr. Trust to exercise such rights.	Appraisal rights in Delaware are available to record holders only.

DERIVATIVE ACTIONS

Under the CBCA, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants' reasonable expenses attributable to the defense of such action, exclusive of attorney's fees. In addition, the Company may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by the Company or other parties named as defendants in the defense of such action, but not including attorney's fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of any class of the Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.
The DGCL's requirements for bringing derivative actions are substantially similar to those contained in the CBCA, except that the DGCL does not impose (i) the reasonable cause requirement and (ii) the security requirement imposed by the CBCA.
REACQUISITION OF STOCK BY THE CORPORATION
Under the CBCA, the Company may acquire its own shares, subject to certain limitations, and except in certain circumstances, such shares will constitute authorized but unissued shares.
The DGCL requires that (i) all repurchases of shares by ACC Delaware be made of out of surplus and (ii) a purchase of shares redeemable at the option of ACC Delaware not be made for more than the price at which the shares may then be redeemed.

Under the DGCL, shares of stock issued by ACC Delaware as fully paid and afterwards reacquired by ACC Delaware without applying "capital" in connection with such reacquisition have the status of "treasury shares" if the board of directors does not by resolution retire the shares reacquired. Treasury shares differ from stock that is authorized and unissued in that treasury shares that have a par value are freed from the requirement that they must be sold at not less than par.
FRANCHISE TAX
There is no franchise tax in Colorado.	The DGCL requires corporations to pay franchise tax annually (current maximum is $165,000 a year).

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER

        The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of Colorado Class A Stock and Colorado Class B Stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of shares of Colorado Class A Stock or Colorado Class B Stock, or any foreign, state or local tax considerations. Accordingly, holders of Colorado Class A Stock and Colorado Class B Stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

        The following discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

        The Company believes that the reincorporation merger and the resulting reincorporation of the Company from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by the holders of shares of Colorado Class A Stock and Colorado Class B Stock upon consummation of the reincorporation merger; (ii) the aggregate tax basis of shares of Delaware Class A Stock and Delaware Class B Stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of Colorado Class A Stock and Colorado Class B Stock exchanged in the reincorporation merger; and (iii) the holding period of the shares of Delaware Class A Stock and Delaware Class B Stock received in the reincorporation merger will include the period for which shares of Colorado Class A Stock and Colorado Class B Stock were held.

ACCOUNTING TREATMENT OF THE REINCORPORATION MERGER

        The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, the Company will be considered the accounting acquiror and ACC Delaware will be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which previously have been reported to the Commission on forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of ACC Delaware.

REGULATORY APPROVAL

        To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of the Articles of Merger (including the merger agreement) with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Delaware.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE "FOR" THE REINCORPORATION PROPOSAL (PROPOSAL 1).

DISSENTERS' RIGHTS FOR THE HOLDER OF COLORADO CLASS A STOCK

        Because shares of Colorado Class B Stock are listed on the NYSE and are held of record by more than 2,000 shareholders, Colorado law does not provide for dissenters' rights of appraisal for holders of Colorado Class B Stock in connection with the reincorporation merger. Adolph Coors, Jr. Trust as the record holder (and for purposes of Colorado law, beneficial holder) of all of the issued and outstanding shares of Colorado Class A Stock is entitled to dissenters' rights of appraisal under Colorado law in connection with the reincorporation merger. Summarized below are the dissenters' rights of the holder of Colorado Class A Stock and the statutory procedures required to be followed in order to perfect such rights. A copy of Article 113 of the CBCA, which is the provision governing dissenters' rights under the CBCA, is attached to this proxy statement as Annex D. The following summary is qualified in its entirety by reference to Article 113 of the CBCA, and such Article should be reviewed carefully by the holder of Colorado Class A Stock. Failure to comply strictly with all conditions for asserting rights as a dissenting shareholder, including the time limits, will result in loss of such dissenters' rights by the dissenting shareholder.

        A record holder of Colorado Class A Stock may assert dissenters' rights as to fewer than all of the shares of Colorado Class A Stock registered in such record holder's name only if the record holder dissents and does not vote in favor of the reincorporation proposal with respect to all shares of Colorado Class A Stock beneficially owned by any one person and causes the Company to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each beneficial holder on whose behalf the record holder asserts dissenters' rights.

        A beneficial holder of Colorado Class A Stock may assert dissenters' rights as to the shares held on such beneficial shareholder's behalf only if the beneficial holder causes the Company to receive the record holder's written consent to the dissent not later than the time the beneficial holder asserts dissenters' rights and the beneficial holder dissents and causes the record holder to refrain from voting in favor of the reincorporation proposal with respect to all shares of Colorado Class A Stock owned by the beneficial holder.

        If the holder of Colorado Class A Stock wishes to dissent, it must send to the Company, before the vote on the reincorporation merger is taken, written notice of its intention to demand payment for its shares of Colorado Class A Stock if the reincorporation merger is effectuated. Neither a vote against the reincorporation proposal nor any proxy directing such vote, nor abstention from voting on the reincorporation proposal will satisfy the requirement for a written notice to the Company. All such notices should be mailed to Adolph Coors Company, 311 10th Street, Golden, Colorado 80401, Attention: Corporate Secretary.

        If the reincorporation merger is authorized at the special meeting, then, within ten days thereafter, we will provide to the holder of Colorado Class A Stock, if still entitled to demand payment, a written notice containing all information required by Colorado law. The dissenting holder entitled to demand payment must, in accordance with the provisions of Article 113 of the CBCA, demand payment and deposit share certificates representing such dissenting holder's shares of Colorado Class A Stock.

        We will pay to the holder of Colorado Class A Stock, if eligible, and if it has validly exercised its dissenters' rights under Article 113 of the CBCA, the amount we estimate is the fair value of the dissenting holder's shares plus interest at the rate provided in Article 113 of the CBCA from the effective date of the reincorporation until the payment date. We also will provide the information required by Article 113 of the CBCA to the dissenting owner of Colorado Class A Stock entitled to receive payment.

        If the holder of shares of Colorado Class A Stock has validly exercised dissenters' rights under Article 113 of the CBCA and believes that (i) the amount offered or paid is less than the fair value of such holder's shares or that the interest was incorrectly calculated, (ii) we have failed to make the payment within sixty days of the deadline for receiving payment demand, or (iii) we do not return deposited certificates when required to do so, the dissenting holder may give notice to us of such holder's estimate of the fair market value of such holder's shares and the amount of interest due and demand payment of such estimate, less any payment previously made by us, or the dissenting holder may reject our offer and demand payment of the fair value of the shares and interest due. If a dissenting holder's demand for payment remains unresolved, then we may, within sixty days of receipt thereof, commence a proceeding and petition the court to determine the fair value of such dissenting holder's shares and interest due thereon. If we do not timely make such a request, we must pay the dissenting holder the amount set forth in such holder's demand for payment.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as of August 1, 2003, as to the beneficial ownership of Colorado Class A Stock and Colorado Class B Stock by (i) beneficial owners of more than 5% of each of Colorado Class A Stock and Colorado Class B Stock, (ii) each director, our named executive officers and (iii) all directors and executive officers as a group. Unless otherwise indicated, the person named below has sole voting and investment power and that person's address is c/o Adolph Coors Company, 311 10th Street, P.O. Box 4030, Golden, Colorado 80401. Shares of Colorado Class B Stock subject to options currently exercisable or exercisable within 60 days following the date of the table are deemed outstanding for computing the share ownership and percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
NAME OF BENEFICIAL OWNER	NUMBER OF COLORADO CLASS A SHARES(2)		PERCENT OF CLASS(1)	NUMBER OF COLORADO CLASS B SHARES(2)		PERCENT OF CLASS(1)
Adolph Coors, Jr. Trust, William K. Coors, Jeffrey H. Coors, Peter H. Coors, J. Bradford Coors and Melissa E. Coors, trustees	1,260,000	(3)	100%	1,470,000	(3)	4.2%
Keystone Financing LLC	0		0.0%	9,252,994	(4)	26.4%
Peter H. Coors	0	(5)	0.0%	574,446	(5)	1.6%
W. Leo Kiely III	0		0.0%	409,946	(6)	1.2%
Charles M. Herington	0		0.0%	670		*
Franklin W. Hobbs	0		0.0%	1,278	(7)	*
Pamela H. Patsley	0		0.0%	3,372	(7)	*
Wayne R. Sanders	0		0.0%	7,106	(7)	*
Albert C. Yates	0		0.0%	2,345	(7)	*
Ronald G. Askew	0		0.0%	23,332	(8)	*
Carl L. Barnhill	0		0.0%	120,697	(9)	*
Peter M.R. Kendall	0		0.0%	91,703	(10)	*
Timothy V. Wolf	0		0.0%	106,666	(11)	*
All directors and executive officers as a group, including persons named above (22 persons)	0		0.0%	1,752,489		4.8%

*
Less than 1%.

(1)
Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 13d-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we do not believe that any other person beneficially owned, as of August 1, 2003, greater than 5% of the outstanding Colorado Class A Stock or Colorado Class B Stock.

(2)
Unless otherwise noted, the indicated owner has sole voting power and sole investment power.

(3)
Peter H. Coors disclaims beneficial ownership of the shares held by the Adolph Coors, Jr. Trust.

(4)
Keystone is a Delaware limited liability company whose members consist of various Coors family trusts and family members, including the Adolph Coors, Jr. Trust. Keystone is a manager-managed company, of which William Coors and Jeffrey Coors are the sole managers.

(5)
This number does not include 1,260,000 shares of Colorado Class A Stock or 1,470,000 shares of Colorado Class B Stock owned by the Adolph Coors, Jr. Trust, as to all of which Peter H. Coors disclaims beneficial ownership. This number does not include an additional aggregate of 487,100 shares held by a number of other trusts that hold the shares for the benefit of certain Coors family members, as to all of which Peter H. Coors disclaims beneficial ownership. Peter H. Coors is a trustee or beneficiary of certain of these trusts. The Commission does not require disclosure of these shares. This number does include 5,680 shares held in the names of Peter H. Coors' wife and some of his children, as to which he disclaims beneficial ownership. This number includes options to purchase 430,128 shares of Colorado Class B Stock. If Peter H. Coors were to be attributed beneficial ownership of the shares held by these trusts, he would beneficially own 100% of Colorado Class A Stock and 2,531,546 shares of Colorado Class B Stock, or 1.6%.

(6)
This number included options currently exercisable or exercisable within 60 days to purchase 397,005 shares of Colorado Class B Stock.

(7)
This number includes options to purchase 1,000 shares of Colorado Class B Stock. These options were issued under our 1991 Equity Compensation Plan for Non-Employee directors. Vesting in the options occurs at the end of the one-year term for outside directors.

(8)
This number includes currently exercisable options to purchase 13,334 shares of Colorado Class B Stock.

(9)
This number includes currently exercisable options to purchase 115,821 shares of Colorado Class B Stock.

(10)
This number includes options to purchase 91,664 shares of Colorado Class B Stock currently exercisable.

(11)
This number includes options to purchase 104,226 shares of Colorado Class B Stock currently exercisable.

SOLICITATION PROCEDURES

        In addition to solicitation by mail, we may solicit proxies by telephone, facsimile, or by personal interviews. The cost of soliciting proxies will be paid by the Company. Georgeson Shareholder Communications Inc. has been retained by the Company to assist in the solicitation of proxies in exchange for a fee of $15,000 plus reimbursement of reasonable expenses. Our directors, officers and employees engaged in such solicitation will receive no separate compensation for these services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses in doing so.

OTHER BUSINESS

        We do not anticipate that any other matters will be brought before the special meeting. However, if any additional matters shall properly come before the meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act on those matters in accordance with their best judgment.

                      BY THE BOARD OF DIRECTORS

                      ANNITA M. MENOGAN
                      Secretary

Golden, Colorado
August 29, 2003

ANNEX A

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of August 14, 2003, is entered into between Adolph Coors Company, a public company incorporated in the State of Colorado (the "Company") and Adolph Coors Company, a Delaware corporation and a wholly owned subsidiary of the Company ("ACC Delaware").

RECITALS

        WHEREAS, the board of directors of each of the Company and ACC Delaware deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into ACC Delaware, and that ACC Delaware be the surviving corporation (the "Reincorporation Merger"); and

        WHEREAS, the Company will submit this Agreement for approval by separate class vote of (a) the holders of shares of Class A common stock, without par value, of the Company ("Colorado Class A Stock") and (b) the holders of shares of Class B common stock, without par value, of the Company ("Colorado Class B Stock").

        NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agrees as follows:

ARTICLE I

THE REINCORPORATION MERGER; EFFECTIVE TIME

        1.1.    The Reincorporation Merger.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into ACC Delaware whereupon the separate existence of the Company shall cease. ACC Delaware shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the "DGCL") and in the Colorado Business Corporation Act, as amended (the "CBCA") and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

        1.2.    Effective Time.    Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and ACC Delaware shall cause Articles of Merger to be executed and filed with the Secretary of State of Colorado (the "Colorado Articles of Merger") and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the "Delaware Certificate of Merger"). The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Articles of Merger and the Delaware Certificate of Merger (the "Effective Time").

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

        2.1.    The Certificate of Incorporation.    The certificate of incorporation of ACC Delaware in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

        2.2.    The Bylaws.    The bylaws of ACC Delaware in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

        3.1.    Officers.    The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

        3.2.    Directors.    The directors and the members of the various committees of the board of directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors and members of such committees of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

EFFECT OF MERGER ON CAPITAL STOCK

        4.1.    Effect of Merger on Capital Stock.    At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, ACC Delaware or the shareholders of the Company:

          (a)   Each share of Colorado Class A Stock (other than shares ("Dissenting Shares") that are owned by shareholders ("Dissenting Shareholders") exercising dissenters' rights pursuant to Article 113 of the Colorado Business Corporation Act, as amended (the "CBCA")), issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Class A common stock, par value $0.01, of ACC Delaware ("Delaware Class A Stock"), with the same rights, powers and privileges as the shares so converted and all shares of Colorado Class A Stock shall be cancelled and retired and shall cease to exist.

          (b)   Each share of Colorado Class B Stock, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of Class B common stock, par value $0.01, of ACC Delaware ("Delaware Class B Stock"), with the same rights, powers and privileges as the shares so converted and all shares of Colorado Class B Stock shall be cancelled and retired and shall cease to exist.

          (c)   Each option, warrant, purchase right, unit or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of ACC Delaware, and (ii) in the case of securities to acquire Colorado Class B Stock, converted into the right to acquire the same number of shares of Delaware Class B Stock as the number of shares of Colorado Class B Stock that were acquirable pursuant to such option, warrant, purchase right, unit or other security. The same number of shares of Delaware Class B

  Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of the Colorado Class B Stock so reserved as of the Effective Time.

          (d)   Each share of Delaware Class B Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

        4.2.    Certificates.    At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Colorado Class A Stock (other than Dissenting Shares), Colorado Class B Stock, or options, warrants, purchase rights, units or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective Delaware Class A Stock, Delaware Class B Stock, or options, warrants, purchase rights, units or other securities of ACC Delaware, as the case may be, into which the shares of Colorado Class A Stock, Colorado Class B Stock, or options, warrants, purchase rights, units or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Class A Stock, Delaware Class B Stock or options, warrants, purchase rights, units or other securities of ACC Delaware, as the case may be, evidenced by such outstanding certificate, as above provided.

        4.3    Dissenters' Rights.    No Dissenting Shareholder shall be entitled to shares of Delaware Class A Stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Reincorporation Merger under the CBCA, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Article 113 of the CBCA with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Delaware Class A Stock pursuant to Section 4.1 hereof.

ARTICLE V

CONDITION

        5.1.    Condition to Each Party's Obligation to Effect the Reincorporation Merger.    The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by each of the holders of Colorado Class A Stock and Colorado Class B Stock pursuant to the CBCA and the Articles of Incorporation of the Company.

ARTICLE VI

TERMINATION

        6.1.    Termination.    This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or ACC Delaware, or any of their respective shareholders, directors or officers.

ARTICLE VII

MISCELLANEOUS AND GENERAL

        7.1.    Modification or Amendment.    Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Colorado Class A Stock and Colorado Class B Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement it such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

        7.2.    Counterparts.    This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

        7.3.    GOVERNING LAW.    THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

        7.4.    Entire Agreement.    This Agreement constitutes the entire agreement and supercedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

        7.5.    No Third Party Beneficiaries.    This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        7.6.    Severability.    The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        7.7.    Headings.    The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

ADOLPH COORS COMPANY a Colorado corporation
By	/s/ W. Leo Kiely
Name: W. Leo Kiely
Title: President and Chief Executive Officer
ADOLPH COORS COMPANY a Delaware corporation
By	/s/ Robert Reese
Name: Robert Reese
Title: Vice President and Chief Legal Officer

ANNEX B

CERTIFICATE OF INCORPORATION
OF
ADOLPH COORS COMPANY

(A Delaware Corporation)

        I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware (the "DGCL"), do execute this Certificate of Incorporation and do hereby certify as follows:

FIRST.	The name of the corporation is Adolph Coors Company (the "Corporation").
SECOND.
The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware, 19808. The name of its registered agent at such address is Corporation Service Company.
THIRD.	The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
FOURTH.

          (a)   The total number of shares of all classes of stock which the Corporation shall have authority to issue is 226,260,000, of which 1,260,000 shares, par value of $0.01 (voting) shall be designated as Class A Common Stock ("Class A Stock"), 200,000,000 shares, par value of $0.01 (non-voting) shall be designated as Class B Common Stock ("Class B Stock"), and 25,000,000 shares, par value of $0.01, shall be designated as Preferred Stock ("Preferred Stock").

          (b)   The relative rights, privileges and limitations of the shares of each class of Common Stock are as follows:

            (1)   The Class A Stock and Class B Stock shall be identical in all respects, share for share, except with respect to the right to vote. Except as otherwise specifically provided herein, the right to vote for the election of directors and for all other purposes shall be vested exclusively in the holders of Class A Stock. The holders of Class B Stock shall not have the right to vote for the election of directors or for any other purpose or receive any notice of meetings of stockholders except where applicable provisions of the DGCL or this Certificate of Incorporation entitle holders of Class B Stock to vote. The holders of Class A Stock and Class B Stock shall have the right to vote, as separate classes and not jointly, on (i) any agreement of merger that requires stockholder approval under the DGCL or a statutory share exchange (but only to the extent that the DGCL is hereafter amended to provide for such a statutory share exchange), (ii) any sale, lease or exchange of all or substantially all of the property and assets of the Corporation (other than to or with any entity that is directly or indirectly wholly owned by the Corporation) or any sale, lease or exchange of all or substantially all of the property and assets of any entity of which the Corporation is in possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting shares or interests, by contract or otherwise and whose shares or other interests held by the Corporation constitute all or substantially all of the property and assets of the Corporation, (iii) any proposal to dissolve the Corporation or any proposal to revoke the dissolution of the Corporation or (iv) any amendment to this Certificate of Incorporation that requires stockholder approval under this Certificate of Incorporation or the DGCL and that would (A) increase or decrease the aggregate number of the authorized shares of Class B Stock; (B) change the designations, preferences, limitations, or relative rights of any shares of

    Class B Stock; (C) change the shares of all or part of Class B Stock into a different number of shares of the same class; (D) increase the rights, preferences or number of authorized shares of any other class that is equal or superior to Class B Stock with respect to distribution or dissolution rights (a "co-equal class"), (E) create any new co-equal class; (F) exchange or reclassify any shares of Class B Stock into shares of another class, or exchange, reclassify or create the right of exchange of any shares of another class into shares of Class B Stock; (G) limit or deny existing preemptive rights of, or cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on, any shares of Class B Stock. The vote required to approve the foregoing actions is the affirmative vote of the holders of a majority of the shares of each class entitled to vote thereon, voting as a separate class and not jointly. For the avoidance of doubt, for purposes of clause (iv) above, the creation or issuance of any series of preferred stock pursuant to section (c) of this Article Fourth shall not be deemed an amendment to this Certificate of Incorporation that requires stockholder approval.

            (2)   Subject to the rights of the holders of any series of Preferred Stock, the holders of Class A Stock and the holders of Class B Stock shall be entitled to receive such dividends (whether payable in cash or otherwise) as shall be declared from time to time by the board of directors of the Corporation (the "Board of Directors") out of funds legally available therefor, except that so long as any shares of Class B Stock are outstanding, no dividends shall be declared or paid, in cash or otherwise, on any Class A Stock unless at the same time there shall be declared or paid, as the case may be, a dividend on Class B Stock in an amount per share equal to the amount per share of the dividend declared or paid on the Class A Stock.

            (3)   Subject to the rights of the holders of any series of Preferred Stock, the Board of Directors may declare and distribute dividends to the holders of Class A Stock and the holders of Class B Stock in the form of shares of Common Stock of the Corporation. Dividends payable in Common Stock to the holders of Class A Stock may be made in authorized and unissued shares of Class A Stock or in authorized and unissued shares of Class B Stock as the Board of Directors determines. Dividends payable in Common Stock to the holders of Class B Stock may be made only in authorized and unissued shares of Class B Stock.

            (4)   Notwithstanding subparagraph (b)(1) of this Article Fourth, at any time when, and only for so long as, the Corporation has no shares of Class A Stock outstanding, the Class B Stock shall have, without further action by the Board of Directors or stockholders, the right to vote for the election of directors and for all other purposes, and all references in this Certificate of Incorporation to required votes of the Class A Stock or to the right of holders of Class A Common Stock to vote shall be deemed to refer to the Class B Stock. At such time as the Corporation reissues one or more shares of Class A Stock, the voting rights of the Class B Stock shall be as set forth in subparagraph (b)(1) of this Article Fourth and not in this subparagraph (b)(4).

          (c)   Shares of Preferred Stock may be issued in one or more series from time to time by the Board of Directors, and the Board of Directors is expressly authorized to fix by resolution or resolutions for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the DGCL (a "Preferred Stock Designation"), setting forth such resolution, to establish by resolution from time to time the number of shares to be included in each such series, and to fix by resolution the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of the shares of each series of Preferred Stock.

  The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

            (1)   the distinctive serial designation of such series which shall distinguish it from other series;

            (2)   the number of shares included in such series;

            (3)   the dividend rate (or method of determining such rate) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates upon which such dividends shall be payable;

            (4)   whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

            (5)   the amount or amounts which shall be payable out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up the Corporation, and the relative rights of priority, if any, of payment of the shares of such series;

            (6)   the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events;

            (7)   the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (8)   whether or not the shares of such series shall be convertible or exchangeable, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable thereto; and

            (9)   whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if so the terms of such voting rights.

        The Board of Directors is expressly authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Stock, but, unless otherwise specified in a Preferred Stock Designation, in all other respects the shares of each series shall be of equal rank with each other regardless of series. Notwithstanding the fixing of the number of shares constituting a particular series upon the issuance thereof, unless otherwise specified in the Preferred Stock Designation and subject to the rights of the holders of any series of Preferred Stock, the Board of Directors may at any time thereafter authorize the issuance of additional shares of the same series or may reduce (but not below the number of shares thereof then outstanding) the number of shares constituting such series.

FIFTH.	The name and mailing address of the incorporator is Robert Reese, 311 10th Street, Golden, Colorado 80401.

SIXTH.
The Board of Directors is authorized to adopt, amend or repeal bylaws of the Corporation ("Bylaws"), provided that the power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Bylaws adopted by the holders of Class A Stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of Class A Stock. The Corporation may, in its Bylaws or otherwise, impose restrictions on the transfer of its shares.
SEVENTH.	Elections of directors need not be by written ballot except and to the extent provided in the Bylaws.
EIGHTH.

          (a)   The number of directors of the Corporation shall be not less than three, the exact number of which and the method by which the directors shall be elected shall be as set forth in the Bylaws.

          (b)   Any vacancies on the Board of Directors shall be filled by the holders of Class A Stock or by directors elected by the holders of Class A Stock in the manner provided for in the Bylaws.

          (c)   Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the outstanding shares of the Class A Stock.

NINTH.	A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended. If the DGCL is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any amendment, modification or repeal of this Article Ninth shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation that exists at the time of such amendment, modification or repeal.
TENTH.
The Corporation shall indemnify and hold harmless, including the advancement of expenses, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, and in accordance with the Bylaws, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (a "Covered Person") (including the heirs, executors, administrators and estate of such Covered Person), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Tenth with respect to the indemnification and advancement of expenses of directors and officers of the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article Tenth. No amendment or repeal of this Article Tenth shall adversely affect any right or protection existing hereunder or pursuant hereto immediately prior to such amendment or repeal.

ELEVENTH.	The Corporation expressly elects not to be governed by Section 203 of the DGCL.

        IN WITNESS WHEREOF, I have signed this Certificate of Incorporation this 14th day of August 2003.

/s/ ROBERT REESE Robert Reese Incorporator

ANNEX C

BYLAWS
OF
ADOLPH COORS COMPANY

(A Delaware Corporation)

ARTICLE I

STOCKHOLDERS

        Section 1.1.    Annual Meetings.    If required by applicable law, an annual meeting of the holders of Class A Common Stock shall be held each year during the month of May or such other month as may be designated by the board of directors (the "Board of Directors") on such date and at such time and place, if any, either within or outside the State of Delaware, as may be designated by the Board of Directors from time to time. At such meeting, the holders of the Class A Common Stock shall elect the Board of Directors and shall transact such other business as may be brought properly before the meeting. Holders of Class B Common Stock and any other non-voting stock may be invited, and to the extent there is a matter on which such holders are entitled to vote shall be invited, to attend the annual meeting, but shall not vote except with respect to matters on which their vote is required by the General Corporation Law of the State of Delaware, as it may be amended (the "DGCL") or the certificate of incorporation of the Corporation, as it may be amended (the "Certificate of Incorporation").

        Section 1.2.    Special Meetings.

        1.2.1.    Special meetings of stockholders entitled to vote at such meeting may be called at any time by the Chairman of the Board of Directors, the President (if he is also a member of the Board of Directors) or the Board of Directors, to be held at such date, time and place, if any, either within or outside the State of Delaware as may be determined by such person or persons calling the meeting and stated in the notice of the meeting. A special meeting shall be called by the President or the Secretary upon one or more written demands (which shall state the purpose or purposes therefore) signed and dated by the holders of shares representing not less than ten percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting. If no place is designated in the notice, the place of the meeting shall be the principal office of the Corporation.

        1.2.2.    Business transacted at any special meeting of stockholders shall be limited to the purpose of purposes stated in the notice of such meeting.

        Section 1.3.    Notice of Meetings.    Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

        Section 1.4.    Adjournments.    Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place, thereof, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 1.5.    Quorum.    At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. Shares entitled to vote as a separate class or series may take action on a matter at a meeting only if a quorum of those shares is present. For purposes of the foregoing, where a separate vote by class or classes or a series or multiple series is required for any matter, the holders of a majority in voting power of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class or series of stock entitled to vote on a matter, the holders of such class or series so present or represented may, by majority vote, adjourn the meeting of such class or series with respect to that matter from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum of such class or series shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

        Section 1.6.    Organization.

        1.6.1.    The chairman of the annual or any special meeting of the stockholders shall be the Chairman of the Board of Directors, or in the absence of the Chairman, any person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as the secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

        1.6.2.    The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the adjournment of any meeting, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman.

        1.6.3.    If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may announce the adjournment of the meeting and quit the chair and upon the chairman so doing the meeting is immediately adjourned.

        1.6.4.    The chairman may ask or require that anyone who is not a bona fide stockholder or proxyholder leave the meeting.

        Section 1.7.    Inspectors.    Prior to any meeting of stockholders, the Board of Directors may, and shall if required by law, appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director's or officer's election to any position with the Corporation or on any other matter in which such officer or director may be directly interested. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

        Section 1.8.    Voting; Proxies; Nominations; Stockholder Proposals.

        1.8.1.    Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Except where applicable law, the Certificate of Incorporation or these Bylaws require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

        1.8.2.    The voting rights of shares of Class B Common Stock shall only be as required by applicable law or the Certificate of Incorporation.

        1.8.3.    Nomination of persons to stand for election to the Board of Directors at any annual or special stockholders meeting may be made by the holders of the Corporation's Class A Common Stock at any time prior to the vote thereon.

        1.8.4.    At any meeting of stockholders, a resolution or motion shall be considered for vote only if the proposal is brought properly before the meeting, which shall be determined by the chairman of the meeting in accordance with the following provisions:

1.8.4.1	Notice required by these Bylaws and by all applicable federal or state statutes or regulations shall have been given to, or waived by, all stockholders entitled to vote on such proposal. In the event notice periods of different lengths apply to the same proposed action under different laws or regulations, appropriate notice shall be deemed given if there is compliance with the greater of all applicable notice requirements.
1.8.4.2
Proposals may be made by the Board of Directors as to matters affecting holders of any class of stock issued by the Corporation. Proposals may also be made by the holders of shares of Class A Common Stock.
1.8.4.3
Any proposal made by the Board of Directors or the holders of shares of Class A Common Stock may be made at any time prior to or at the meeting if only the holders of Class A Common Stock are entitled to vote thereon.
1.8.4.4
Holders of Class B Common Stock may only make a proposal with respect to which such holders are entitled to vote. Any proposal on which holders of Class B Common Stock are entitled to vote and concerning which proxies may be solicited by the proponent or by management shall be filed with the Secretary by such dates as may be required by the federal securities proxy rules promulgated by the Securities and Exchange Commission.
1.8.4.5
Any stockholder who gives notice of any stockholder proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any financial interest of such stockholder in the proposal (other than as a stockholder).

        Section 1.9.    Fixing Date for Determination of Stockholders of Record.

        1.9.1.    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        1.9.2.    In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

        1.9.3.    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        Section 1.10.    List of Stockholders Entitled to Vote.    The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. The list of stockholders must also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law (a) the stock ledger shall be the only evidence as to who are the stockholders entitled by this Section 1.10 to examine the list of stockholders required by this Section 1.10 or to vote in person or by proxy at any meeting of stockholders and (b) failure to prepare or make available the list of stockholders shall not effect the validity of actions taken at the meeting.

        Section 1.11.    Consent of Stockholders in Lieu of Meeting.    Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective unless, within sixty days of the earliest dated consent delivered to the Corporation in the manner provided by the previous sentence, written consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner provided by the previous sentence. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

        Section 1.12.    Meeting by Remote Communication.    If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE II

BOARD OF DIRECTORS

        Section 2.1.    Powers; Number; Qualifications.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The Board of Directors shall consist of not less than three members, the number thereof to be determined by the holders of the Class A Common Stock at each annual meeting of stockholders. Any increase in the number of directors between annual meetings shall be approved by the holders of the Class A Common Stock. Directors must be natural persons at least eighteen years of age but need not be stockholders of the Corporation.

        Section 2.2.    Election; Term of Office; Resignation; Removal; Newly Created Directorships; Vacancies; Director Emeritus.

        2.2.1.    Election; Term of Office.    The Board of Directors shall be elected at each annual meeting of stockholders by the holders of the Class A Common Stock. Each director shall hold office until his or her successor is elected and qualified or until his or her death, earlier resignation, removal or disqualification.

        2.2.2.    Resignation.    Any director may resign at any time upon notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective.

        2.2.3.    Removal.    Any director or the entire Board of Directors may be removed, with or without cause, by holders of a majority of the voting power of the outstanding shares of the Class A Common Stock. A vacancy on the Board of Directors caused by any such removal may be filled by the holders of Class A Common Stock or, if such stockholders shall fail to fill such vacancy, by a majority of the remaining directors at any time before the end of the unexpired term.

        2.2.4.    Newly Created Directorships; Vacancies.    Unless otherwise provided in the Certificate of Incorporation or these Bylaws, newly created directorships resulting from any increase in the authorized number of directors between annual meetings shall be filled by the vote of the holders of the Class A Common Stock and the director or directors filling a newly created directorship or directorships shall hold office until the next annual meeting of stockholders and until his or their successor or successors have been elected and qualified. A vacancy occurring in the Board of Directors that is not required by these Bylaws to be filled by the holders of Class A Common Stock shall be filled by the affirmative vote of a majority of the remaining members of the Board of Directors even if the remaining directors constitute less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director's predecessor in office.

        2.2.5.    Director Emeritus.    The Board of Directors may, at its discretion, designate a retired director as Director Emeritus. Each designation shall be for a period of one year and may be renewed for additional one-year terms. A Director Emeritus shall provide consulting and advisory services to the Board of Directors as requested from time to time by the Board of Directors and may be invited to attend meetings of the Board of Directors, but shall not vote or be counted for quorum purposes or have any of the duties or obligations imposed on a director or officer of the Corporation under the DGCL, the Corporation's Certificate of Incorporation or these Bylaws or otherwise be considered a director of the Corporation. A Director Emeritus shall be entitled to benefits and protections in accordance with Section 8.4 of these Bylaws (Indemnification of Directors and Officers) and shall be compensated for his services and reimbursed for expenses incurred in his capacity as Director Emeritus as the Board of Directors shall from time to time establish.

        Section 2.3.    Annual and Regular Meetings.    The Board of Directors shall hold its annual meeting without notice on the same day and the same place as, but just following, the annual meeting of the holders of Class A Common Stock, or at such other date, time and place as may be determined by the Board of Directors. Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.

        Section 2.4.    Special Meetings; Notice.

        2.4.1.    Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board of Directors or by at least two members of the Board of Directors at such time and place as specified in the notice.

        2.4.2.    Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least two days prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, telegraph, teletype, electronically transmitted facsimile, or other means of wire or electronic transmission; or by mail or private carrier. Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) five days after it is mailed; or (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed.

        Section 2.5.    Participation in Meetings by Conference Telephone Permitted.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, directors or members of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

        Section 2.6.    Quorum; Vote Required for Action.    At all meetings of the Board of Directors a majority of the directors then in office shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate of Incorporation or these Bylaws shall require a vote of a greater number. In case at any meeting of the Board of Directors a quorum shall not be present, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

        Section 2.7.    Organization.    The Board of Directors shall elect a Chairman of the Board of Directors from among its members. If the Board of Directors deems it necessary, it may elect a Vice-Chairman of the Board of Directors from among its members to perform the duties of the Chairman of the Board of Directors in such chairman's absence and such other duties as the Board of

Directors may assign. The Chairman of the Board of Directors or, in his absence, the Vice-Chairman of the Board of Directors, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

        Section 2.8.    Action by Directors Without a Meeting.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission are filed with the minutes of proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        Section 2.9.    Compensation of Directors.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefore.

ARTICLE III

COMMITTEES

        Section 3.1.    Committees.    The Board of Directors may, by a vote of the majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

        Section 3.2.    Committee Rules.    Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws. Each committee shall prepare minutes of its meetings which shall be delivered to the Secretary of the Corporation for inclusion in the Corporation's records.

ARTICLE IV

OFFICERS

        Section 4.1.    Officers; Election.    The Board of Directors shall, annually or at such times as the Board of Directors may designate, appoint a President, a Secretary and a Treasurer, and elect from among its members a Chairman. The Board of Directors may also appoint one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws provide otherwise. Each officer shall be a natural person who is eighteen years of age or older.

        Section 4.2.    Term of Office; Resignation; Removal; Vacancies.    Unless otherwise provided in the resolution of the Board of Directors appointing any officer, each officer shall hold office until the next annual meeting of the Board of Directors at which his or her successor is appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the appointment of an officer shall not of itself create contractual rights. The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors. An officer appointed to fill a vacancy shall serve for the unexpired term of such officer's predecessor, or until such officer's earlier death, resignation or removal.

        Section 4.3.    Temporary Delegation of Duties.    In the case of the absence of any officer, or his inability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board of Directors may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the directors then in office concur and that no such delegation shall result in giving to the same person conflicting duties.

        Section 4.4.    Chairman.    The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.

        Section 4.5.    Chief Executive Officer.    The Chief Executive Officer (the "CEO"), if one is appointed by the Board of Directors, shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board of Directors and these Bylaws.

        Section 4.6.    President.    If there is no separate CEO, the President shall be the CEO of the Corporation; otherwise, the President shall be responsible to the CEO for the day-to-day operations of the Corporation. The President shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the CEO.

        Section 4.7.    Vice Presidents.    The Vice President or Vice Presidents shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board of Directors, the CEO or the President or as may be provided by law.

        Section 4.8.    Secretary.    The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees thereof in a book to be kept for that purpose, shall authenticate records of the Corporation, shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

        Section 4.9.    Treasurer.    The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall maintain books of account and records and exhibit such books of account and records to any of the directors of the Corporation at any reasonable time, shall receive and give receipts for monies due and payable to the Corporation from any source whatsoever, shall render to the CEO, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, if called to do so, make a full financial report at the annual meeting of the stockholders, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

        Section 4.10.    Assistant Secretaries and Assistant Treasurers.    The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the CEO or the Board of Directors. In the absence or at the request of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers, respectively, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

        Section 4.11.    Other Officers.    The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

        Section 4.12.    Bond of Officers.    The Board of Directors may require any officer or agent to give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for such terms and conditions as the Board of Directors may specify, including without limitation for the faithful performance of such officer's duties and for the restoration to the Corporation of any property belonging to the Corporation in such officer's possession or under the control of such officer.

        Section 4.13.    Compensation.    The salaries and other compensation of the officers shall be fixed or authorized from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE V

STOCK

        Section 5.1.    Stock Certificates and Uncertificated Shares.    The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. Any and all the signatures on the certificate may be by a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 5.2.    Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.    The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond in such form and amount (not exceeding twice the value of the stock represented by such certificate) and with such surety and sureties as the secretary may require in order to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

        Section 5.3.    Transfer of Stock.    Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Corporation otherwise has notice, shares of the Corporation shall be transferable on the books of the Corporation upon presentation to the Corporation or to the Corporation's transfer agent of a stock certificate signed by, or accompanied by an executed assignment form, the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by the DGCL. The Corporation may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Corporation or to the Corporation's transfer agent that such endorsement is genuine and effective. Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every transfer of stock shall be entered on the stock books of the Corporation to accurately reflect the record ownership of each share. The Board of Directors also may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

        Section 5.4.    Restrictions on Transfer.    The following provisions shall govern (1) the transferability of all shares of the Class A Common Stock and (2) the transferability of those shares of the Class B Common Stock (non-voting) which were issued in transactions which were not registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Restricted Class B Shares"):

        5.4.1.    The holder of any shares of Class A Common Stock desiring to sell such stock shall:

5.4.1.1	First offer the shares to the Corporation and the Corporation shall have the right and option for a period of 90 days from the date such tender is made to make such purchase.
5.4.1.2
Then offer such shares, or any remaining shares, to William K. Coors and he shall have the right and option for 30 days from the date tender is made to him to make such purchase. William K. Coors may elect to exercise the option in whole or in part.
5.4.1.3
The tenders above provided shall in each case be of all and every one of the shares, or of the remaining shares as the case may be, which the offeror desires to sell and the Corporation and/or William K. Coors (individually, "the offeree" and collectively, "the offerees") shall successively have the right to purchase all or any of the shares tendered for purchase to it or to him.
5.4.1.4
The price to be paid by the offeree or offerees, if the option is exercised in whole or in part, shall be in cash (unless terms are otherwise agreed upon) and shall be the price agreed upon by the offeree or offerees and the offeror, or if there is no such agreement, then the price shall be equal to the market value of the Class B Common Stock (non-voting), i.e., the average of the high and low bid price for the Class B Common Stock on the last business day, prior to the date of such tender, on which said Class B Common Stock was traded.
5.4.1.5
If any shares remain unsold after the tenders provided for in subparagraphs 5.4.1.1 and 5.4.1.2 above, such remaining shares may, subject to the provisions of subparagraph 5.4.1.6 below, be sold to third parties free of the restrictions on transfers set forth in subparagraphs 5.4.1.1 through 5.4.1.4 above.
5.4.1.6
If more than six months have elapsed after the date the last said tender was made under the provisions of subparagraph 5.4.1.2 and such tender was not accepted in whole or in part before a sale to third parties could be consummated under subparagraph 5.4.1.5, the holder of the shares of Class A Common Stock evidenced by the relevant stock certificate must, before again attempting to sell all or any part thereof, comply with the provisions of subparagraphs 5.4.1.1 and 5.4.1.2 above.

        5.4.2.    Except as provided otherwise in these Bylaws, the sale of any Restricted Class B Shares shall be made in accordance with the following provisions:

5.4.2.1	The holder of Restricted Class B Shares shall offer such shares to the Corporation, which shall have the right and option for a period of ten days from the date tender is made to make such purchase.
5.4.2.2
The price to be paid by the Corporation, if the option is exercised in whole or in part, shall be in cash (unless terms are otherwise agreed upon) and shall be the price agreed upon by the Corporation and the offeror, or if there is no such agreement, then the price shall be the market value of the stock (i.e., the average of the high and low bid price for the stock) on the last business day, prior to the date of such tender, on which the stock was traded.
5.4.2.3
If any shares remain unsold after the time provided for in subparagraph 5.4.2.1 above, such remaining shares may, subject to the registration requirements of applicable securities laws or exemptions therefrom, and subject to the provisions of subparagraph 5.4.2.4 below, be sold to third parties free of the restrictions on transfers contained in these Bylaws.
5.4.2.4
If more than six months have elapsed after the date the last said tender was made under the provisions of subparagraph 5.4.2.1 and such tender was not accepted in whole or in part before a sale to third parties could be consummated under subparagraph 5.4.2.3, the holder of such shares must, before again attempting to sell all or any part thereof, comply with the provisions of this section of these Bylaws.

        5.4.3.    The procedures set forth under subsection 5.4.2 above shall not apply to a transfer by a stockholder when made by his Last Will and Testament; or, in the case of intestacy, when a transfer is effected pursuant to the laws of descent and distribution; or to an inter vivos gift made by such stockholder; provided the recipients of said stock and all persons claiming by, through or under them shall be and remain bound by the provisions of this section of the Bylaws.

        5.4.4.    The restrictions contained herein shall not apply to any shares of Class B Common Stock which have been sold to the public. For the purposes hereof, the term "sold to the public" shall mean the following:

5.4.4.1	Any shares sold in transactions covered by an effective registration statement under the Securities Act of 1933, as amended; and
5.4.4.2
Any shares sold on the open market or otherwise in transactions relying upon the exemption from registration provided in Section 4(1) of the Securities Act of 1933, as amended, including sales made in conformity with Rule 144 thereunder.

        Section 5.5.    Preferred Stock.    Shares of preferred stock shall be issued by the Corporation only after filing a Preferred Stock Designation described in paragraph (c) of the Fourth Article of the Corporation's Certificate of Incorporation with the Delaware Secretary of State and satisfying all other requirements of the Certificate of Incorporation and the DGCL with respect thereto.

        Section 5.6.    Holders of Record.    The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as may be allowed by these Bylaws or required by the laws of Delaware.

        Section 5.7.    Shares Held for the Account of a Specified Person or Persons.    The Board of Directors may adopt a procedure whereby a stockholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such stockholder are held for the account of a specified person or persons.

ARTICLE VI

EXECUTION OF INSTRUMENTS; CHECKS AND ENDORSEMENTS; DEPOSITS; ETC.

        Section 6.1.    Execution of Instruments.    Except as otherwise provided by the Board of Directors, the Chairman, the CEO, the President, any Vice President, the Treasurer or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

        Section 6.2.    Borrowing.    No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless authorized by the Board of Directors or a committee designated by the Board of Directors so to act. Such authority may be general or confined to specific instances. When so authorized, an officer may (a) effect loans at any time for the Corporation from any bank or other entity and for such loans may execute and deliver promissory notes or other evidences of indebtedness of the Corporation; and (b) mortgage, pledge or otherwise encumber any real or personal property, or any interest therein, owned or held by the Corporation as security for the payment of any loans or obligations of the Corporation, and to that end may execute and deliver for the Corporation such instruments as may be necessary or proper in connection with such transaction.

        Section 6.3.    Attestation.    All signatures authorized by this Article may be attested, when appropriate or required, by any officer of the Corporation except the officer who signs on behalf of the Corporation.

        Section 6.4.    Checks and Endorsements.    All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Corporation and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

        Section 6.5.    Deposits.    All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation's credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

        Section 6.6.    Voting of Securities and Other Entities.    Unless otherwise provided by resolution of the Board of Directors, the Chairman, Chief Executive Officer, or the President, or any officer designated in writing by any of them, is authorized to attend in person, or may execute written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Corporation holds any securities or other interests and may execute written waivers of notice with respect to any such meetings. At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Corporation, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests. Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

ARTICLE VII

DIVIDENDS AND OTHER DISTRIBUTIONS

        Section 7.1.    Dividends and Other Distributions.    Subject to the provisions of the DGCL, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Corporation shall render advisable.

ARTICLE VIII

MISCELLANEOUS

        Section 8.1.    Fiscal Year.    The fiscal year of the Corporation shall be determined by the Board of Directors.

        Section 8.2.    Seal.    The Corporation may have a corporate seal and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

        Section 8.3.    Waiver of Notice of Meetings of Stockholders, Directors and Committees.    Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these

Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except (i) in the case when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (ii) in the case when the person attends the meeting for the purpose of objecting to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, the person objects to considering the matter when it is presented. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

        Section 8.4.    Indemnification of Directors and Officers.

        8.4.1.    Directors and Officers.    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (a "Covered Person"), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. A Director Emeritus shall be considered to be an officer of the Corporation for all purposes of this Section 8.4.

        8.4.2.    Prepayment of Expenses.    The Corporation shall to the fullest extent not prohibited by applicable law promptly pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such Covered Person to repay all amounts advanced if it should be ultimately determined that such Covered Person is not entitled to be indemnified under this Section 8.4 or otherwise.

        8.4.3.    Nonexclusivity of Rights.    The rights conferred on any Covered Person by this Section 8.4 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

        8.4.4.    Other Sources.    The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

        8.4.5.    Amendment or Repeal.    Any repeal or modification of the foregoing provisions of this Section 8.4 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

        8.4.6.    Other Indemnification and Prepayment of Expenses.    This Section 8.4 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify persons other than Covered Persons and to advance expenses to such other persons when and as authorized by appropriate corporate action.

        8.4.7.    Insurance.    The Corporation may purchase and maintain insurance on behalf of any person that the Corporation is permitted to indemnify in accordance with these Bylaws against any liability asserted against any such person and incurred by such person whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL. Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity interest through stock ownership or otherwise.

        8.4.8.    Selection of Counsel.    Notwithstanding any other provision of this Section 8.4, the Corporation may condition the right to indemnification of, and the advancement of expenses to, a Covered Person on its right to select legal counsel representing such Covered Person on the terms of this Subsection 8.4.8. The Corporation shall have the right to select counsel for any Covered Person in any legal action that may give rise to indemnification under this Section 8.4 provided that: (a) the Corporation consults with the Covered Person seeking indemnification with respect to the selection of competent legal counsel; and (b) the Corporation pays all reasonable fees and costs incurred by the attorney in defending the Covered Person (subject to the Corporation's right to recover such fees and costs if it is determined at the conclusion of the action, suit or proceeding that there is no right of indemnification). Notwithstanding any other provision of this Section 8.4, the Corporation shall not be responsible for indemnification of, or the advancement of expenses to, any Covered Person who declines to use counsel reasonably selected by the Corporation as provided in this Subsection 8.4.8. Counsel shall be deemed to be reasonably selected by the Corporation if such counsel is a competent attorney who can independently represent the Covered Person consistent with the applicable ethical standards of the Code of Professional Responsibility.

        Section 8.5.    Interested Directors; Quorum.    No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if: (1) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

        Section 8.6.    Prohibited Transactions.    For so long as the Corporation is a publicly-traded company or subject to applicable federal or state securities laws or exchange or other market listing requirements, no extensions of credit in the form of personal loans or other prohibited forms of assistance under Section 402 of the Sarbanes-Oxley Act of 2002 may be made to a director or executive officer of the Corporation.

        Section 8.7.    Form of Records.    Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

        Section 8.8.    Record of Stockholders.    The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Corporation's stockholders, in a form that permits preparation of a list of stockholders that is arranged by class of stock entitled to vote and, within each such class, by series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each stockholder.

        Section 8.9.    Addresses of Stockholders.    Each stockholder shall furnish to the Secretary of the Corporation or the Corporation's transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any stockholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such stockholder at such stockholder's address last known to the Secretary or transfer agent.

        Section 8.10.    Amendment of Bylaws.    The Board of Directors is authorized to adopt, amend or repeal these Bylaws at any annual meeting of the Board of Directors or any other meeting called for that purpose. The holders of shares of Class A Common Stock entitled to vote also may adopt additional Bylaws and may amend or repeal any Bylaw, whether or not adopted by them, at an annual stockholders meeting or a special meeting called, wholly or in part, for such purpose. The power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Certificate of Incorporation or an amendment to the Bylaws adopted by the holders of Class A Common Stock that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of Class A Common Stock.

        Section 8.11.    Gender.    The masculine gender if and when used in these Bylaws is used as a matter of convenience only and shall be interpreted to include the feminine gender as the circumstances indicate.

        Section 8.12.    Definitions.    Terms not otherwise defined in these Bylaws shall have the meanings set forth in the DGCL.

ANNEX D

COLORADO BUSINESS CORPORATION ACT
Article 113
Dissenters' Rights

7-113-101. DEFINITIONS

For purposes of this article:

  (1)
  "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

  (2)
  "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

  (3)
  "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

  (4)
  "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

  (5)
  "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

  (6)
  "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

  (7)
  "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

        (1)   A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

          (a)   Consummation of a plan of merger to which the corporation is a party if:

             (I)  Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

            (II)  The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

          (b)   Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

          (c)   Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

          (d)   Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

        (1.3)    A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

          (a)   The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

          (b)   The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

          (c)   The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

        (1.8)    The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

          (a)   Shares of the corporation surviving the consummation of the plan of merger or share exchange;

          (b)   Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

          (c)   Cash in lieu of fractional shares; or

          (d)   Any combination of the foregoing described shares or cash in lieu of fractional shares.

        (2)   (Deleted by amendment, L. 96, p. 1321,ss.30, effective June 1, 1996.)

        (2.5)    A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

        (3)   A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

        (4)   A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

        (1)   A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

        (2)   A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

          (a)   The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b)   The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

        (3)   The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

        (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

        (2)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

        (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

          (a)   Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

          (b)   Not vote the shares in favor of the proposed corporate action.

        (2)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

        (3)   A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

        (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

        (2)   The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

          (a)   State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

          (b)   State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

          (c)   Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (d)   Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

          (e)   Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

          (f)    State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

          (g)   Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

        (1)   A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

          (a)   Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

          (b)   Deposit the shareholder's certificates for certificated shares.

        (2)   A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

        (3)   Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

        (4)   A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

        (1)   Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

        (2)   In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

        (1)   Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

        (2)   The payment made pursuant to subsection (1) of this section shall be accompanied by:

          (a)   The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

          (b)   A statement of the corporation's estimate of the fair value of the shares;

          (c)   An explanation of how the interest was calculated;

          (d)   A statement of the dissenter's right to demand payment under section 7-113-209; and

          (e)   A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

        (1)   If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

        (2)   If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

        (1)   The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

        (2)   An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

        (1)   A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

          (a)   The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

          (b)   The corporation fails to make payment under section 7-113-206 within sixty-days after the date set by the corporation by which the corporation must receive the payment demand; or

          (c)   The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

        (2)   A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. COURT ACTION

        (1)   If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

        (2)   The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

        (3)   The corporation shall make the dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current records of shareholder holding the dissenter's shares, or as provided by law.

        (4)   The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

        (5)   Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

        (1)   The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

        (2)   The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a)   Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

          (b)   Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

        (3)   If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

ADOLPH COORS COMPANY

311 10TH STREET
GOLDEN, COLORADO 80401
(303) 279-6565

Proxy for Special Meeting of Shareholders
to be Held on October 3, 2003

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

        The undersigned hereby appoints Peter H. Coors, W. Leo Kiely III and Annita M. Menogan, or each of them, with full power of substitution, as a proxy or proxies to represent the undersigned at a special meeting of shareholders to be held on October 3, 2003 or any adjournment or postponement thereof and to vote thereat, as designated below, all the shares of Class A common stock and Class B common stock of Adolph Coors Company, a Colorado corporation (the "Company"), held of record by the undersigned at the close of business on August 25, 2003, with all the power that the undersigned would possess if personally present, in accordance with the instructions noted hereon, as follows:

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS LISTED BELOW. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Has your address changed?	Do you have any comments?

Detach here if you are returning your proxy card by mail

        The Board of Directors recommends a vote "FOR" Proposal 1 and "FOR" Proposal 2. To vote in accordance with the Board of Directors' recommendation, merely sign below; no boxes need to be checked.

        1.     To consider and vote on the reincorporation of the Company in the State of Delaware, to be effected pursuant to an Agreement and Plan of Merger, dated August 14, 2003, by and between the Company and Adolph Coors Company, a Delaware corporation and a wholly owned subsidiary of the Company ("ACC Delaware"), pursuant to which the Company will merge with and into ACC Delaware, and ACC Delaware will survive the reincorporation merger (approval of this reincorporation proposal will constitute approval of the reincorporation merger and the Agreement and Plan of Merger);

    ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

        2.     To approve any proposal which may be submitted by the Company to adjourn the special meeting to a later date to solicit additional proxies in favor of Proposal 1 above in the event that there are not sufficient votes for approval of Proposal 1 at the special meeting.

    ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

☒	Please mark votes as in this example.
The shares represented by this proxy will be voted as directed by the shareholder. In his or her discretion, any named proxy may vote on such other business as may properly come before the special meeting or any adjournments or postponements thereof.

This proxy revokes all prior proxies with respect to the special meeting and may be revoked prior to exercise. Receipt of the Notice of Special Meeting of Shareholders and the proxy statement relating to the special meeting is hereby acknowledged.
Mark box at right if you plan to attend the Special Meeting. ☐
Mark box at right if an address change or comment has been marked on the reverse side of this card. ☐
Please complete, sign, date and return the proxy card promptly, using the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: Date: Signature: Date: